Exhibit 10.4(d)
                                                                 ---------------


                             MODIFICATION AGREEMENT
                             ----------------------

     THIS MODIFICATION AGREEMENT is entered into as of this 19th day of February, 1986 between ZOND WINDSYSTEM PARTNERSt LTD., SERIES 85-A, a California limited partnership ("the Partnership") and ZOND CONSTRUCTION CORPORATION III, a California corporation ("ZCC III"). Unless otherwise defined herein, all capitalized terms when used herein shall give the same meaning as when used in the First Amended and Restated Agreement of Limited Partnership of the Partnership dated as of November 22, 1985 (the "Partnership Agreement").


                                    RECITALS
                                    --------

     1. The Partnership issued and delivered to ZCC III three Series A Promissory Notes made in favor of ZCC III, in the aggregate original principal amount of $13,708,800, as partial payment for certain wind turbine generators purchased from ZCC III. The respective dates of issuance and original principal amount of each such Series A Promissory Note is given below:

        Date of Issue                  Original Principal Amount
        -------------                  -------------------------

      November 22, 1985                       $8,568,000
      November 27, 1985                        1,028,160
      December 16, 1985                        4,112,640

Each such Series A Purchase Note is referred to hereinafter as a "Purchase Note", and both such Series A Purchase Notes are collectively referred to hereinafter as the "Purchase Notes."

     2. The Partnership and ZCC III wish to modify each Purchase Note by omitting therefrom certain provisions which impose a penalty upon the Partnership in the event that the Partnership elects to prepay the Purchase Notes.

     3. The General Partner deems it to be in the best interests of the Partnership and of the Limited Partners to enter into this Modification Agreement, since it modifies the terms of the Purchase Notes which have heretofore been approved by the Limited Partners pursuant to Section 8.01(b) of the Partnership Agreement in a manner which is advantageous to the Partnership.


     NOW, THEREFORE, the Partnership and ZCC III, in consideration of the sum of $50 paid by the Partnership to ZCC III and for other good and valuable consideration, receipt of which is hereby acknowledged, agree as follows:

     1. The provisions of each of the Purchase Notes currently read as follows:

            "This Promissory Note is subject to mandatory prepayment in accordance with the provisions of the Agreement. Except for any such mandatory prepayments, no prepayments of principal or interest shall be permitted during the five-year period commencing from the date of issuance of this Promissory note. After the expiration of such five-year period, prepayments of principal may be made at any time provided that any such prepayment is accompanied by payment of all accrued interest thereon and by additional payment of a premium calculated by multiplying the outstanding balance of principal immediately prior to such prepayment by a percentage equal to the product of (a) 11.25% and (b) the applicable fractions set forth below next to the specified anniversary date of the date of issuance of this Promissory Note which immediately precedes the date on which any such prepayment is made:

        Anniversary Date                      Applicable Fraction
        ----------------                      -------------------
              6th                                    10/15
              7th                                     9/15
              8th                                     8/15
              9th                                     7/15
             10th                                     6/15
             llth                                     5/15
             12th                                     4/15
             13th                                     3/15
             14th                                     2/15
             15th                                     1/15
             16th and after                              0

        Any optional prepayment shall be applied against payments due under the Promissory note in reverse order of maturity."

are amended so that such provisions in each Purchase Note now reads as follows:

        "This Promissory Note is subject to mandatory prepayment in accordance with the provisions of the Agreement. Any optional prepayment shall be applied against payments due under the Promissory Note in reverse order of maturity.

     2. All provisions of each of the Purchase Notes, other than those amended pursuant to the immediately preceding paragraph 1, remain in full force and effect as written.

                                          "THE PARTNERSHIP"
                                           ---------------

                                          ZOND WINDSYSTEM PARTNERS, LTD.,
                                          SERIES 85-A


                                          By its General Partner

                                            Zond Windsystems Management
                                            Corporation III



                                            By /s/Craig A. Anderson
                                               --------------------------------
                                               Craig A. Andersonn,
                                               Senior Vice President -
                                                 General Counsel


                                         "ZCC III"
                                          -------

                                         ZOND CONSTRUCTION CORPORATION III



                                         By /s/Craig A. Anderson
                                            -----------------------------------
                                            Craig A. Andersonn,
                                            Senior Vice President -
                                              General Counsel